                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report - December 27, 2005
                        (Date of Earliest Event Reported)

                                POPULAR ABS, INC.
 (as depositor under a certain Pooling and Servicing Agreement dated as of July
   1, 2005, providing for the issuance of Mortgage Pass-Through Certificates,
                                 Series 2005-B)
             (Exact Name of Registrant as specified in its charter)

        Delaware                  333-115371-07                 52-2029487
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
                    (Address of principal executive offices)

Registrant's telephone number, including area code: (302) 478-6160

Item 8.01. Other Events.

          Attached hereto as Annex A is a copy of the Statement to Certificateholders sent to Class AF-1, AF-2, AF-3, AF-4, AF-5, AV-1, AV-2, M-1, M-2, M-3, M-4, M-5 and M-6 Certificateholders with respect to the December 27, 2005 Distribution Date.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        POPULAR ABS, INC.


                                        By: /s/ James H. Jenkins
                                            ------------------------------------
                                            James H. Jenkins,
                                            Executive Vice President and CFO

Dated: December 27, 2005

                 Popular ABS Mortgage Pass-Through Trust 2005-B

                         Statement to Certificateholders

                                December 27, 2005

                            DISTRIBUTION IN DOLLARS

                             BEGINNING                                                                            ENDING
            ORIGINAL         PRINCIPAL                                                  REALIZED   DEFERRED      PRINCIPAL
 CLASS     FACE VALUE         BALANCE        PRINCIPAL      INTEREST         TOTAL       LOSSES    INTEREST       BALANCE
------   --------------   --------------   ------------   ------------   ------------   --------   --------   --------------
  AF1     34,570,000.00    29,448,060.07   1,093,301.97     112,589.75   1,205,891.72     0.00       0.00      28,354,758.10
  AF2      5,850,000.00     5,850,000.00           0.00      22,181.25      22,181.25     0.00       0.00       5,850,000.00
  AF3     33,070,000.00    33,070,000.00           0.00     127,319.50     127,319.50     0.00       0.00      33,070,000.00
  AF4      7,250,000.00     7,250,000.00           0.00      29,525.63      29,525.63     0.00       0.00       7,250,000.00
  AF5     28,917,000.00    28,917,000.00           0.00     124,222.61     124,222.61     0.00       0.00      28,917,000.00
  AV1     94,800,000.00    80,630,170.42   6,337,644.55     307,559.31   6,645,203.86     0.00       0.00      74,292,525.87
  AV2     35,079,000.00    35,079,000.00           0.00     137,548.66     137,548.66     0.00       0.00      35,079,000.00
  M1      30,552,000.00    30,552,000.00           0.00     126,858.69     126,858.69     0.00       0.00      30,552,000.00
  M2      19,826,000.00    19,826,000.00           0.00      85,494.12      85,494.12     0.00       0.00      19,826,000.00
  M3       4,550,000.00     4,550,000.00           0.00      19,863.28      19,863.28     0.00       0.00       4,550,000.00
  M4       5,363,000.00     5,363,000.00           0.00      25,939.04      25,939.04     0.00       0.00       5,363,000.00
  M5       3,738,000.00     3,738,000.00           0.00      18,577.86      18,577.86     0.00       0.00       3,738,000.00
  M6       4,063,000.00     4,063,000.00           0.00      21,998.89      21,998.89     0.00       0.00       4,063,000.00
  B1       5,525,000.00     5,525,000.00           0.00      32,861.47      32,861.47     0.00       0.00       5,525,000.00
  B2       5,525,000.00     5,525,000.00           0.00      32,861.47      32,861.47     0.00       0.00       5,525,000.00
  B3       6,338,000.00     6,338,000.00           0.00      37,697.02      37,697.02     0.00       0.00       6,338,000.00
  R                0.00             0.00           0.00           0.00           0.00     0.00       0.00               0.00
         --------------   --------------   ------------   ------------   ------------     ----       ----     --------------
TOTALS   325,016,000.00   305,724,230.49   7,430,946.52   1,263,098.55   8,694,045.07     0.00       0.00     298,293,283.97
         --------------   --------------   ------------   ------------   ------------     ----       ----     --------------
   X     325,016,893.91   308,232,477.73           0.00          26.25          26.25     0.00       0.00     301,305,005.87
         --------------   --------------   ------------   ------------   ------------     ----       ----     --------------

        FACTOR INFORMATION PER $1000 OF ORIGINAL FACE

                        BEGINNING                                                  ENDING
 CLASS     CUSIP        PRINCIPAL      PRINCIPAL     INTEREST       TOTAL         PRINCIPAL
------   ---------   --------------   -----------   ----------   -----------   --------------
  AF1    73316PED8     851.83859040   31.62574400   3.25686289   34.88260688     820.21284640
  AF2    73316PEE6   1,000.00000000    0.00000000   3.79166667    3.79166667   1,000.00000000
  AF3    73316PEF3   1,000.00000000    0.00000000   3.85000000    3.85000000   1,000.00000000
  AF4    73316PEG1   1,000.00000000    0.00000000   4.07250069    4.07250069   1,000.00000000
  AF5    73316PEH9   1,000.00000000    0.00000000   4.29583325    4.29583325   1,000.00000000
  AV1    73316PEJ5     850.52922384   66.85279061   3.24429652   70.09708713     783.67643323
  AV2    73316PEK2   1,000.00000000    0.00000000   3.92111121    3.92111121   1,000.00000000
  M1     73316PEL0   1,000.00000000    0.00000000   4.15222211    4.15222211   1,000.00000000
  M2     73316PEM8   1,000.00000000    0.00000000   4.31222233    4.31222233   1,000.00000000
  M3     73316PEN6   1,000.00000000    0.00000000   4.36555604    4.36555604   1,000.00000000
  M4     73316PEP1   1,000.00000000    0.00000000   4.83666605    4.83666605   1,000.00000000
  M5     73316PEQ9   1,000.00000000    0.00000000   4.97000000    4.97000000   1,000.00000000
  M6     73316PER7   1,000.00000000    0.00000000   5.41444499    5.41444499   1,000.00000000
  B1     73316PES5   1,000.00000000    0.00000000   5.94777738    5.94777738   1,000.00000000
  B2     73316PET3   1,000.00000000    0.00000000   5.94777738    5.94777738   1,000.00000000
  B3     73316PEU0   1,000.00000000    0.00000000   5.94777848    5.94777848   1,000.00000000
                     --------------   -----------   ----------   -----------   --------------
TOTALS                 940.64363136   22.86332525   3.88626575   26.74959100     917.78030611
         ---------   --------------   -----------   ----------   -----------   --------------
   X        N/A        948.35832692    0.00000000   0.00008077    0.00008077     927.04413683
         ---------   --------------   -----------   ----------   -----------   --------------

                               PASS-THROUGH RATES

        CURRENT PASS-
CLASS     THRU RATE
-----   -------------
 AF1      4.301250%
 AF2      4.550000%
 AF3      4.620000%
 AF4      4.887000%
 AF5      5.155000%
 AV1      4.291250%
 AV2      4.411250%
  M1      4.671250%
  M2      4.851250%
  M3      4.911250%
  M4      5.441250%
  M5      5.591250%
  M6      6.091250%
  B1      6.414811%
  B2      6.414811%
  B3      6.414811%


           --------
   X       0.000102%
           --------

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-B

                         Statement to Certificateholders

                               December 27, 2005

--------------------------------------------------------------------------------

IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                  RYAN VAUGHN
           JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                             4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                    Tel: (212) 623-4484 / Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com

--------------------------------------------------------------------------------

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-B

                                December 27, 2005

Sec. 4.03(a)(i)                      Funds Allocable to Certificate Principal

                                          Group I Scheduled Principal                                                    104,578.36
                                          Group I Curtailments                                                            13,037.55
                                          Group I Prepayments                                                            901,610.73
                                          Group I Repurchases                                                                  0.00
                                          Group I Liquidation Proceeds                                                         0.00

                                          Group II Scheduled Principal                                                   162,499.43
                                          Group II Curtailments                                                            9,164.35
                                          Group II Prepayments                                                         5,736,581.44
                                          Group II Repurchases                                                                 0.00
                                          Group II Liquidation Proceeds                                                        0.00

                                          Extra Principal Distribution Amount                                            503,474.66

Sec. 4.03 (a)(ii)                    Interest Distribution Amounts

                                          Interest Distribution - AF-1                                                   112,589.75
                                          Unpaid Interest - AF-1                                                               0.00
                                          Remaining Unpaid Interest - AF-1                                                     0.00

                                          Interest Distribution - AF-2                                                    22,181.25
                                          Unpaid Interest - AF-2                                                               0.00
                                          Remaining Unpaid Interest - AF-2                                                     0.00

                                          Interest Distribution - AF-3                                                   127,319.50
                                          Unpaid Interest - AF-3                                                               0.00
                                          Remaining Unpaid Interest - AF-3                                                     0.00

                                          Interest Distribution - AF-4                                                    29,525.63
                                          Unpaid Interest - AF-4                                                               0.00
                                          Remaining Unpaid Interest - AF-4                                                     0.00

                                          Interest Distribution - AF-5                                                   124,222.61
                                          Unpaid Interest - AF-5                                                               0.00
                                          Remaining Unpaid Interest - AF-5                                                     0.00

                                          Interest Distribution - AV-1                                                   307,559.31
                                          Unpaid Interest - AV-1                                                               0.00
                                          Remaining Unpaid Interest - AV-1                                                     0.00

                                          Interest Distribution - AV-2                                                   137,548.66
                                          Unpaid Interest - AV-2                                                               0.00
                                          Remaining Unpaid Interest - AV-2                                                     0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-B

                                December 27, 2005

                                          Interest Distribution - M-1                                                    126,858.69
                                          Unpaid Interest - M-1                                                                0.00
                                          Remaining Unpaid Interest - M-1                                                      0.00

                                          Interest Distribution - M-2                                                     85,494.12
                                          Unpaid Interest - M-2                                                                0.00
                                          Remaining Unpaid Interest - M-2                                                      0.00

                                          Interest Distribution - M-3                                                     19,863.28
                                          Unpaid Interest - M-3                                                                0.00
                                          Remaining Unpaid Interest - M-3                                                      0.00

                                          Interest Distribution - M-4                                                     25,939.04
                                          Unpaid Interest - M-4                                                                0.00
                                          Remaining Unpaid Interest - M-4                                                      0.00

                                          Interest Distribution - M-5                                                     18,577.86
                                          Unpaid Interest - M-5                                                                0.00
                                          Remaining Unpaid Interest - M-5                                                      0.00

                                          Interest Distribution - M-6                                                     21,998.89
                                          Unpaid Interest - M-6                                                                0.00
                                          Remaining Unpaid Interest - M-6                                                      0.00

                                          Interest Distribution - B-1                                                     32,861.47
                                          Unpaid Interest - B-1                                                                0.00
                                          Remaining Unpaid Interest - B-1                                                      0.00

                                          Interest Distribution - B-2                                                     32,861.47
                                          Unpaid Interest - B-2                                                                0.00
                                          Remaining Unpaid Interest - B-2                                                      0.00

                                          Interest Distribution - B-3                                                     37,697.02
                                          Unpaid Interest - B-3                                                                0.00
                                          Remaining Unpaid Interest - B-3                                                      0.00

                                     Interest Reductions

                                          Net Prepayment Interest Shortfalls                                                   0.00
                                          Relief Act Reductions                                                                0.00

                                          Class AF-1 Interest Reduction                                                        0.00
                                          Class AF-2 Interest Reduction                                                        0.00
                                          Class AF-3 Interest Reduction                                                        0.00
                                          Class AF-5 Interest Reduction                                                        0.00
                                          Class AF-4 Interest Reduction                                                        0.00
                                          Class AV-1 Interest Reduction                                                        0.00
                                          Class AV-2 Interest Reduction                                                        0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-B

                                December 27, 2005

                                          Class M-1 Interest Reduction                                                         0.00
                                          Class M-2 Interest Reduction                                                         0.00
                                          Class M-3 Interest Reduction                                                         0.00
                                          Class M-4 Interest Reduction                                                         0.00
                                          Class M-5 Interest Reduction                                                         0.00
                                          Class M-6 Interest Reduction                                                         0.00
                                          Class B-1 Interest Reduction                                                         0.00
                                          Class B-2 Interest Reduction                                                         0.00
                                          Class B-3 Interest Reduction                                                         0.00

Sec. 4.03(a)(iii)                    Available Funds Shortfall

                                          Class AF-1 Available Funds Shortfall                                                 0.00
                                          Class AF-2 Available Funds Shortfall                                                 0.00
                                          Class AF-3 Available Funds Shortfall                                                 0.00
                                          Class AF-4 Available Funds Shortfall                                                 0.00
                                          Class AF-5 Available Funds Shortfall                                                 0.00
                                          Class AV-1 Available Funds Shortfall                                                 0.00
                                          Class AV-2 Available Funds Shortfall                                                 0.00
                                          Class M-1 Available Funds Shortfall                                                  0.00
                                          Class M-2 Available Funds Shortfall                                                  0.00
                                          Class M-3 Available Funds Shortfall                                                  0.00
                                          Class M-4 Available Funds Shortfall                                                  0.00
                                          Class M-5 Available Funds Shortfall                                                  0.00
                                          Class M-6 Available Funds Shortfall                                                  0.00
                                          Class B-1 Available Funds Shortfall                                                  0.00
                                          Class B-2 Available Funds Shortfall                                                  0.00
                                          Class B-3 Available Funds Shortfall                                                  0.00

Sec. 4.03(a)(v)                      Pool Principal Balances

                                          Group I Beginning Pool Balance                                             105,228,071.79
                                          Group I Ending Pool Balance                                                104,208,845.15
                                          Group I Beginning Loan Count                                                       762.00
                                          Group I Ending Loan Count                                                          755.00

                                          Group II Beginning Pool Balance                                            203,004,405.94
                                          Group II Ending Pool Balance                                               197,096,160.72
                                          Group II Beginning Loan Count                                                    1,188.00
                                          Group II Ending Loan Count                                                       1,159.00

                                          Total Beginning Pool Balance                                               308,232,477.73
                                          Total Ending Pool Balance                                                  301,305,005.87

Sec. 4.03(a)(vi)                     Servicing Fee

                                          Group I Servicing Fee                                                           43,845.03

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-B

                                December 27, 2005

                                          Group II Servicing Fee                                                          84,585.17

Sec. 4.03(a)(viii)                   Delinquency Advances

                                          Group I Delinquency Advances Included in Current Distribution                  31,718.26
                                          Group I Recouped Advances Included in Current Distribution                           0.00
                                          Group I Recouped Advances From Liquidations                                          0.00
                                          Group I Aggregate Amount of Advances Outstanding                               577,682.33

                                          Group II Delinquency Advances Included in Current Distribution                  40,847.67
                                          Group II Recouped Advances Included in Current Distribution                          0.00
                                          Group II Recouped Advances From Liquidations                                         0.00
                                          Group II Aggregate Amount of Advances Outstanding                            1,343,854.41

Section 4.03(a)(ix) A                Group I and Group II Loans Delinquent

                                                          Delinquency by Group
                                                                 Group 1

                                            Period     Number   Principal Balance   Percentage
                                          ----------   ------   -----------------   ----------
                                           0-30 days      49       5,705,731.94        5.48%
                                          31-60 days       2         149,884.62        0.14%
                                          61-90 days       5         581,349.88        0.56%
                                            91+days        1          94,288.29        0.09%
                                                         ---       ------------        ----
                                             Total        57       6,531,254.73        6.27%
                                                         ---       ------------        ----

                                                          Delinquency by Group
                                                                 Group 2

                                            Period     Number   Principal Balance   Percentage
                                          ----------   ------   -----------------   ----------
                                           0-30 days     110      16,039,964.76        8.14%
                                          31-60 days      10       1,596,274.12        0.81%
                                          61-90 days       6         953,170.73        0.48%
                                            91+days        2         170,091.08        0.09%
                                                         ---       ------------        ----
                                             Total       128      18,759,500.69        9.52%
                                                         ---       ------------        ----

Sec. 4.03 (a)(ix) B                  Group I and Group II Loans in Foreclosure

                                                          Foreclosure by Group

                                           Group   Number of
                                          Number     Loans     Principal Balance   Percentage
                                          ------   ---------   -----------------   ----------
                                             1         2            225,675.36        0.22%
                                             2         9          1,155,726.60        0.59%

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-B

                                December 27, 2005

Sec. 4.03(a)(x), (xi)                Group I and Group II Loans in REO

                                                         REO by Group

                                      Group   Number of
                                     Number     Loans     Principal Balance   Percentage
                                     ------   ---------   -----------------   ----------
                                        1         0              0.00            0.00%
                                        2         0              0.00            0.00%

                                          Market Value of Group I REO Loans                                                    0.00
                                          Market Value of Group II REO Loans                                                   0.00

Sec. 4.03(a)(xii)                    Aggregate Stated Principal Balance of the Three Largest Loans

                                          Group I Three Largest Loans                                                  2,046,096.49
                                          Group II Three Largest Loans                                                 2,122,425.48

Sec. 4.03(a)(xiii)                   Net WAC Cap Carryover

                                          Class AF-1 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AF-1 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AF-1 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AV-1 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AV-1 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AV-1 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class AV-2 Net WAC Cap Carryover Amounts Due                                         0.00
                                          Class AV-2 Net WAC Cap Carryover Amounts Paid                                        0.00
                                          Class AV-2 Net WAC Cap Carryover Remaining Amounts Due                               0.00
                                          Class M-1 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-1 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-1 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-2 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-2 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-2 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-3 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-3 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-3 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-4 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-4 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-4 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-5 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-5 Net WAC Cap Carryover Amounts Paid                                         0.00
                                          Class M-5 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class M-6 Net WAC Cap Carryover Amounts Due                                          0.00
                                          Class M-6 Net WAC Cap Carryover Amounts Paid                                         0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-B

                                    December 27, 2005

                                          Class M-6 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-1 Net WAC Cap Carryover Amounts Due                                      1,357.62
                                          Class B-1 Net WAC Cap Carryover Amounts Paid                                     1,357.62
                                          Class B-1 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-2 Net WAC Cap Carryover Amounts Due                                      1,357.62
                                          Class B-2 Net WAC Cap Carryover Amounts Paid                                     1,357.62
                                          Class B-2 Net WAC Cap Carryover Remaining Amounts Due                                0.00
                                          Class B-3 Net WAC Cap Carryover Amounts Due                                      1,557.40
                                          Class B-3 Net WAC Cap Carryover Amounts Paid                                     1,557.40
                                          Class B-3 Net WAC Cap Carryover Remaining Amounts Due                                0.00

Sec. 4.03(a)(xiv)                    Aggregate Principal Balance of Balloon Loans with Original Terms <= 36 Months and 60+ Contractually Past Due

                                          Group I Aggregate Principal Balance of Balloon Loans                                 0.00
                                          Group II Aggregate Principal Balance of Balloon Loans                                0.00

Sec. 4.03 (a)(xv), (xxii)            Realized Losses

                                          Group I Current Period Realized Losses                                               0.00
                                          Group I Cumulative Realized Losses                                                   0.00
                                          Group II Current Period Realized Losses                                              0.00
                                          Group II Cumulative Realized Losses                                                  0.00

Sec. 4.03 (a)(xvi)                   Reserve Fund

                                          Beginning Balance of Reserve Fund                                                    0.00
                                          Funds Withdrawn From Reserve Fund For Distribution                                   0.00
                                          Funds Deposited to Reserve Fund                                                      0.00
                                          Ending Balance of Reserve Fund                                                       0.00

Sec. 4.03 (a)(xvii)                  Number of Loans Repurchased

                                          Group I Number of Loans Repurchased                                                  0.00
                                          Group II Number of Loans Repurchased                                                 0.00

Sec. 4.03 (a)(xviii)                 Weighted Average Mortgage Rate of Outstanding Loans (as of first day of related Due Period)

                                          Group I Weighted Average Mortgage Rate                                               7.42%
                                          Group II Weighted Average Mortgage Rate                                              7.36%

Sec. 4.03 (a)(xix)                   Weighted Average Remaining Term of Outstanding Loans

                                          Group I Weighted Average Remaining Term                                            336.00
                                          Group II Weighted Average Remaining Term                                           355.00

Sec. 4.03 (a)(xxi), (xxii), (xxiii) Overcollateralization Amounts

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

                 Popular ABS Mortgage Pass-Through Trust 2005-B

                                    December 27, 2005

                                         Overcollateralization Amount                                                  3,011,721.90
                                         Overcollateralization Target Amount                                           8,287,930.79
                                         Overcollateralization Release Amount                                                  0.00
                                         Overcollateralization Deficiency Amount                                       5,276,208.89

Sec. 4.03 (a)(xxiv)                 Trigger Events

                                         Has a Trigger Event Occurred and is continuing?                                         NO
                                         Cumulative Realized Losses as a percentage of the Original Pool Balance               0.00%
                                         Senior Enhancement Percentage                                                        29.20%
                                         Senior Specified Enhancement Percentage                                              57.70%

Sec. 4.03 (a)(xxv)                  60+ Day Delinquent Loans

                                         60+ Day Delinquent Loans as a percentage of the current Pool Balance                  1.06%

Sec. 4.03 (a)(xxvi)                 Amount of Funds Collected by Trustee under Yield Maintenance Agreement                     0.00

[JPMorgan LOGO]      Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.